Short-term Investments - Available for sale debt securities - Due in one year (Details) - Dec. 31, 2024 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Short-term Investments
Amortized Cost	¥ 6,289,405
Gross Unrealized Gains	29,613
Gross Unrealized Losses	(4)
Fair Value (Net Carrying Amount)	¥ 6,319,014	$ 865,701